UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2020
________________________
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
________________________
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)
 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	GFN	NASDAQ Global Market

9.00% Series C Cumulative Redeemable Perpetual Preferred Stock (Liquidation Preference $100 per share)	GFNCP	NASDAQ Global Market

8.125% Senior Notes due 2021	GFNSL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”) and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

TABLE OF CONTENTS

		Page

Item 1.01	Entry Into a Material Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1
Underwriting Agreement dated October 21, 2020 among D.A. Davidson & Co., B. Riley Securities, Inc. and Janney Montgomery Scott LLC, as representatives of the several underwriters, and General Finance Corporation

i

Item 1.01   Entry Into a Material Definitive Agreement

On October 21, 2020, D.A. Davidson & Co. (“D.A. Davidson”), B. Riley Securities, Inc. (“B. Riley”) and Janney Montgomery Scott LLC (“Janney”), as representatives of the several underwriters, and General Finance Corporation ("GFN") entered into that certain Underwriting Agreement (the "Underwriting Agreement"). Pursuant to the Underwriting Agreement, GFN agreed to issue and sell to D.A. Davidson, B. Riley and Janney, as representatives of the underwriters (the "Underwriters") listed in the Underwriting Agreement, $60,000,000 aggregate principal amount of its 7.875% senior notes due 2025 (the "Firm Securities"), and GFN agreed to grant the Underwriters an option to purchase up to $9,000,000 aggregate principal amount of its 7.875% senior notes due 2025 (the "Optional Notes" and collectively with the Firm Securities, the "Notes"). The Notes will be issued pursuant to the indenture, dated as of June 18, 2014 (the “Base Indenture”) between the Company and Wells Fargo Bank, N.A., as trustee (the “Original Trustee”), as supplemented by the third supplemental indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Original Trustee and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), to be dated October 27, 2020. Pursuant to the Underwriting Agreement, GFN must pay the Underwriters an underwriting fee equal to 3.5% of the gross proceeds of the sale of the Notes.

The foregoing description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1
Underwriting Agreement dated October 21, 2020 among D.A. Davidson & Co., B. Riley Securities, Inc. and Janney Montgomery Scott LLC, as representatives of the several underwriters, and General Finance Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: October 22, 2020	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1
Underwriting Agreement dated October 21, 2020 among D.A. Davidson & Co., B. Riley Securities, Inc. and Janney Montgomery Scott LLC, as representatives of the several underwriters, and General Finance Corporation